Schedule 14A Information

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[X]   Soliciting Material under or Rule 14a-12

Vanguard Admiral Funds

Vanguard Bond Index Funds

Vanguard CMT Funds

Vanguard California Tax-Free Funds

Vanguard Charlotte Funds

Vanguard Chester Funds

Vanguard Convertible Securities Fund

Vanguard Explorer Fund

Vanguard Fenway Funds

Vanguard Fixed Income Securities Funds

Vanguard Horizon Funds

Vanguard Index Funds

Vanguard Institutional Index Funds

Vanguard International Equity Index Funds

Vanguard Malvern Funds

Vanguard Massachusetts Tax-Exempt Funds

Vanguard Money Market Reserves

Vanguard Montgomery Funds

Vanguard Morgan Growth Fund

Vanguard Municipal Bond Funds

Vanguard New Jersey Tax-Free Funds

Vanguard New York Tax-Free Funds

Vanguard Ohio Tax-Free Funds

Vanguard Pennsylvania Tax-Free Funds

Vanguard Quantitative Funds

Vanguard Scottsdale Funds

Vanguard Specialized Funds

Vanguard STAR Funds

Vanguard Tax-Managed Funds

Vanguard Trustees’ Equity Fund

Vanguard Valley Forge Funds

Vanguard Variable Insurance Funds

Vanguard Wellesley Income Fund

Vanguard Wellington Fund

Vanguard Whitehall Funds

Vanguard Windsor Funds

Vanguard World Funds

(Name of Registrant as Specified in its Declaration of Trust)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total Fee Paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, schedule or registration statement no.:

(3)  Filing party;

(4)  Date filed:

Vanguard Proxy Press Release

For more information, contact the Vanguard PR Hotline at 610-669-5002, vanguard_media_relations@vanguard.com, @Vanguard_PR, or visit pressroom.vanguard.com.

PRESS RELEASE

VANGUARD FUNDS FILE PRELIMINARY PROXY STATEMENT SEEKING

SHAREHOLDER ELECTION OF TRUSTEES AND APPROVAL OF POLICY CHANGES

Former U.S. Deputy Treasury Secretary and

Guardian Life Insurance CEO Nominated as Trustees

VALLEY FORGE, PA (July 13, 2017)—The Vanguard funds filed a preliminary proxy statement today with the U.S. Securities and Exchange Commission (SEC). The filing is the first step in seeking shareholder election of a board of trustees for all funds and approval of several fund policy changes.

“We encourage Vanguard fund shareholders to vote on these important proposals, which will put in place the people and policies to enable us to continue to lower the cost of investing and enhance the management of our funds with the ultimate goal of improving client outcomes,” said Vanguard CEO Bill McNabb.

The proposals are summarized below. The preliminary proxy document can be accessed at the SEC’s website.

Election of trustees
Vanguard is asking shareholders of each fund to elect a board of trustees. In selecting trustee candidates, the independent nominating committee considers the overall composition of the funds’ board to ensure it reflects an optimal combination of professional experience and expertise.

The trustees are responsible for setting broad policies for the funds; monitoring fund operations, performance, regulatory compliance, risk management, and costs; reviewing and approving advisory contracts; nominating and selecting new trustees; and selecting fund officers.

The nominees include Vanguard Chairman Bill McNabb, newly elected President Tim Buckley, and eight current independent trustees: Lead Independent Trustee Mark Loughridge, Emerson U. Fullwood, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Scott C. Malpass, André F. Perold, and Peter F. Volanakis. The nominee slate also includes two new trustee candidates: Sarah Bloom Raskin, former Deputy Secretary of the U.S. Treasury and Deanna Mulligan, president and CEO of The Guardian Life Insurance Company of America.

Standardizing external advisory arrangement policy

The trustees of the Vanguard Funds are seeking shareholder approval of a proposal that would give the funds the ability to retain external firms as investment advisors without expending the considerable time and expense to obtain shareholder approval via proxy solicitation.

Shareholders approved a similar proposal in 1993. Currently, 48 funds have this ability to enter into or amend advisory agreements.

The proposal, if approved, will standardize this policy across Vanguard’s entire line-up. While there are no current plans to employ the policy on Vanguard managed funds, it enables the trustees to retain an advisory firm to diversify a fund’s management team or ensure management continuity in the event of a contingency.

Ability to retain affiliates as advisors

The trustees are seeking shareholder approval of a proposal that would enable the funds to retain Vanguard affiliated subsidiaries as investment advisors without the time and expense of a proxy solicitation to gain shareholder approval.

Vanguard employs in-house investment teams, including the firm’s Fixed Income and Equity Index Groups, to manage a significant portion of its U.S. funds. Vanguard affiliated subsidiaries manage Vanguard’s non-U.S. domiciled funds and exchange-traded funds (ETFs). Vanguard has invested considerable resources in technology and talent to globalize its investment management function, and the firm’s subsidiaries follow the same disciplined approach and proprietary trading strategies employed domestically.

Vanguard believes that there are considerable benefits for its affiliates to act as investment advisors on U.S. funds, particularly those with international exposure. Vanguard requested related exemptive relief from the SEC in February.

With shareholder approval of these two advisor-related proposals, all Vanguard funds could operate under the “manager of managers” structures that are widely used in the mutual fund industry. Since 1995, the SEC has issued more than 200 such orders, enabling other prominent mutual fund firms to enter into such advisory relationships to realize efficiencies while protecting shareholders’ interests.

New objective for REIT Index Funds

The trustees are seeking shareholder approval to change the investment objective for Vanguard REIT Index Fund and Vanguard Variable Insurance Fund - REIT Index Portfolio, which would result in a change in the benchmark. This change aligns the funds with the updated Global Industry Classification Standard (GICS) methodology, an industry-recognized approach to classifying global market sectors. Vanguard’s 10 other sector index funds currently seek to track MSCI benchmarks under this methodology.

The proposed benchmark is the MSCI US Investable Market Real Estate 25/50 Index, which includes real estate management and development companies in addition to real estate investment trusts (REITs), thereby offering broader exposure to the real estate market. The funds currently seek to track the performance of the MSCI US REIT Index, which solely comprises publicly traded equity REITs.

Vanguard is also proposing to reclassify the REIT Index Fund from “diversified” to “nondiversified” as defined by securities laws. The change will enable the fund to better replicate its target benchmark by holding securities in their appropriate weight. Many of Vanguard’s other equity sector funds are currently classified as nondiversified.

Separately, Vanguard filed a registration statement with the SEC for Vanguard REIT II Index Fund, which will seek to track the same benchmark as the REIT Index Fund. The new fund will be available for investment to the REIT Index Fund and other Vanguard funds, along with certain Vanguard institutional clients.

In addition to aligning the funds with other Vanguard sector funds and broadening the funds’ mandates, these related actions are designed to provide additional investment capacity while ensuring continued compliance with SEC and Internal Revenue Code diversification requirements.

Two funds propose to adopt standard service agreement

Vanguard is asking shareholders of Vanguard Institutional Index Fund and Vanguard Institutional Total Stock Market Index Fund to approve the Funds’ Service Agreement under which all other Vanguard U.S. mutual funds operate. This is an agreement between the funds and Vanguard to provide investment advisory, administrative, and distribution services. If approved, this arrangement will then be standardized across Vanguard’s entire U.S. mutual fund line-up.

Approval of this proposal is expected to reduce expense ratios of the Institutional Shares of the Institutional Index and Institutional Total Stock Market funds to 0.035% from 0.04%. In addition, minimum initial investment requirements will be reduced for three of the four share classes of the two funds, aligning the investment minimums to the standards of other Vanguard funds.

Shareholder proposals

Shareholders of certain funds submitted two proposals. The first calls for two Vanguard funds to separately disclose their votes on climate change proposals. The second seeks to prescribe specific investment limitations on several funds.

Shareholder voting and meeting

Like other U.S. investment companies, Vanguard holds a proxy when shareholder approval is needed for certain fund matters. Vanguard last conducted enterprise-wide proxies in 2002 and 2009. Following the SEC’s review, the fund proxy materials will be sent to Vanguard fund shareholders for voting online, by phone, or by mail. Vanguard encourages online voting for shareholder convenience and associated cost savings. The shareholders meeting is scheduled for November 15, 2017, in Scottsdale, Arizona.

###

About Vanguard
Vanguard is one of the world’s largest investment management companies. As of June 30 2017, Vanguard managed $4.4 trillion in global assets. The firm, headquartered in Valley Forge, Pennsylvania, offers 368 funds to its more than 20 million investors worldwide. For more information, visit vanguard.com.

Notes:

•         All investing is subject to risk, including the possible loss of money you invest.

•         Funds that concentrate on a relatively narrow market sector face the risk of higher share-price volatility.

A registration statement relating to Vanguard REIT II Index Fund has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This communication shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, these securities in any state in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The Global Industry Classification Standard ("GICS") was developed by and is the exclusive property and a service mark of MSCI Inc. ("MSCI") and Standard and Poor's, a division of McGraw-Hill Companies, Inc. ("S&P") and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based.  The preliminary proxy statement the Vanguard funds filed with the SEC contains a more detailed description of the limited relationship MSCI has with The Vanguard Group, Inc. and any related funds.

For more information about Vanguard funds, visit vanguard.com or call 800-523-1036 to obtain a prospectus or, if available, a summary prospectus. Investment objectives, risks, charges, expenses, and other important information about a fund are contained in the prospectus; read and consider it carefully before investing. Please note that a preliminary prospectus is subject to change.

2017 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

Freshness Article for U.S. Shareholders

Vanguard announces shareholder meeting;

also plans for new REIT II Index Fund

July 13, 2017

Vanguard filed a preliminary proxy statement today with the U.S. Securities and Exchange Commission (SEC), the first step in a process that will solicit votes later this year from all shareholders of Vanguard’s U.S.-based funds.

Like other U.S. investment companies, Vanguard periodically holds shareholder meetings when shareholder approval is needed for certain matters affecting the funds. At an upcoming shareholder meeting, or by proxy beforehand, shareholders will vote on the election of trustees for all U.S.-based Vanguard funds.

“We encourage Vanguard fund shareholders to vote on these important proposals, which will put in place the people and policies to enable us to continue to lower the cost of investing and enhance the management of our funds with the ultimate goal of improving client outcomes,” said Vanguard CEO Bill McNabb.

Shareholders will also be asked to vote on several fund policy proposals that, if approved, will give the funds more operational flexibility and, in Vanguard’s view, be in the best interests of their shareholders.

Following the SEC’s review, the fund proxy materials will be provided to Vanguard fund shareholders beginning in late August 2017. That’s when shareholders can begin to vote online, by phone, or by mail. The shareholder meeting is scheduled for November 15, 2017, in Scottsdale, Arizona.

Shareholders will vote on the following management proposals presented by Vanguard in the proxy statement:

  Elect trustees: Trustees oversee the funds to make sure they effectively serve the interests of shareholders. Shareholders of each U.S.-based Vanguard fund will be asked to elect a board of trustees.

  Enable all funds to retain third-party investment advisors: Many Vanguard funds retain, or reserve the right to retain, one or more third-party investment advisors. Those funds that hire third-party advisors benefit from complementary strategies, diversity of thought, and managerial and operational flexibility. Funds that already have shareholder approval to retain these advisors can avoid incurring costs or delays involved in obtaining shareholder consent. Shareholders will be asked to expand this ability so that all U.S.-based Vanguard funds can enter into or amend investment advisory agreements with third-party advisors without obtaining additional shareholder approval in the future.

  Enable all funds to retain Vanguard-affiliated investment advisors: To give Vanguard funds managerial and operational flexibility and facilitate greater efficiency, shareholders will be asked to approve a proposal that will enable U.S.-based Vanguard funds to enter into or amend investment advisory agreements with subsidiaries of Vanguard without obtaining additional shareholder approval in the future.

  Broaden the investment objective for Vanguard’s two REIT offerings: To better align Vanguard REIT Index Fund and Vanguard Variable Insurance Fund—REIT Index Portfolio with the newly constituted Global Industry Classification Standard (GICS) real estate sector, create greater investment capacity for the two funds, and provide broader exposure to the real estate market, the two funds are seeking shareholder approval to broaden their investment objective to allow for the inclusion of real estate-related investments beyond real estate investment trusts (REITs). If the proposal is approved, the funds will seek to track the MSCI US Investable Market Real Estate 25/50 Index instead of the MSCI US REIT Index. Broadening the investment objective and then changing the funds’ benchmark index will provide more complete real estate exposure for investors, including those who use Vanguard’s equity sector investment fund lineup for portfolio construction. Also, if the proposal is approved, the two funds’ names will be changed to Vanguard Real Estate Index Fund and Vanguard Variable Insurance Fund—Real Estate Index Portfolio.

  Change the diversification status, as defined by the Investment Company Act of 1940, of Vanguard REIT Index Fund: To allow Vanguard REIT Index Fund to track more closely its benchmark index, the fund is seeking shareholder approval to change its status from “diversified” to “nondiversified” as defined by the Investment Company Act of 1940. Many of Vanguard’s other equity sector index funds are already classified as nondiversified because the market segments in which they invest are relatively narrow in scope.

  Approve new advisory agreements for two funds: Shareholders of Vanguard Institutional Index Fund and Vanguard Institutional Total Stock Market Index Fund will be asked to adopt the Vanguard Funds’ Service Agreement, which will harmonize their investment advisory, administrative, and distribution arrangements with those of other U.S.-based Vanguard funds. Adopting the Funds’ Service Agreement will lead to lower expenses for certain share classes and broader availability of lower-cost share classes.

Additionally, shareholders submitted two proposals. The first calls for the Vanguard funds to separately disclose their votes on climate change proposals. The second seeks to prescribe specific investment limitations on the funds.

Vanguard files for new REIT II Index Fund

In a separate filing, Vanguard submitted a registration statement to the SEC today to launch a new fund—Vanguard REIT II Index Fund. The new fund’s investment objective, strategies, and index will be identical to the existing Vanguard REIT Index Fund, which was launched in 1996 and has grown to be the largest REIT fund in the industry.* The REIT II Index Fund will also invest in the same portfolio of securities as the REIT Index Fund.

The REIT Index Fund will be the principal investor in the REIT II Index Fund. This structure will provide increased investment capacity for the REIT Index Fund, which has attracted considerable shareholder investment in recent years. Shareholders of the REIT Index Fund will be able to continue to interact with the fund as they do today.

The new REIT II Index Fund will be offered to select institutional clients, separately managed accounts, and other Vanguard funds through Institutional Plus Shares with a minimum investment of $100 million. More details about the new fund will be available when it begins operations, which is expected to happen late in the third quarter of this year.

*Source: Morningstar, Inc.

Notes:

•         A registration statement relating to Vanguard REIT II Index Fund has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This communication shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, these securities in any state in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

•         The Global Industry Classification Standard ("GICS") was developed by and is the exclusive property and a service mark of MSCI Inc. ("MSCI") and Standard and Poor's, a division of McGraw-Hill Companies, Inc. ("S&P") and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

•         The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The preliminary proxy statement the Vanguard funds filed with the SEC contains a more detailed description of the limited relationship MSCI has with The Vanguard Group, Inc. and any related funds.

•         For more information about Vanguard funds, visit XXXXX.vanguard.com or call XXX-XXX-XXXX to obtain a prospectus or, if available, a summary prospectus. Investment objectives, risks, charges, expenses, and other important information about a fund are contained in the prospectus; read and consider it carefully before investing. Please note that a preliminary prospectus is subject to change.

•         All investing is subject to risk, including the possible loss of money you invest.

•         Funds that concentrate on a relatively narrow market sector face the risk of higher share-price volatility.

Freshness Article for non-U.S. Shareholders in Japan

Vanguard plans shareholder meeting and new REIT index fund

Vanguard filed a preliminary proxy statement today with the United States Securities and Exchange Commission (SEC), the first step in a process that will solicit votes later this year from all shareholders of Vanguard's U.S.-based funds, including investors outside the U.S.

Like other U.S. investment companies, Vanguard periodically holds shareholder meetings when shareholder approval is needed for certain matters affecting the funds. At an upcoming shareholder meeting, or by proxy beforehand, shareholders will vote on the election of trustees for all U.S.-based Vanguard funds.

"We encourage Vanguard fund shareholders to vote on these important proposals, which will put in place the people and policies to enable us to continue to lower the cost of investing and enhance the management of our funds with the ultimate goal of improving client outcomes," said Vanguard CEO Bill McNabb.

Shareholders will also be asked to vote on several fund policy proposals that, if approved, will give the funds more operational flexibility and, in Vanguard’s view, be in the best interests of their shareholders.

Following the SEC's review, the fund proxy materials will be provided to Vanguard fund shareholders, including those in Japan and other countries, beginning in late August 2017. That's when shareholders can begin to vote online, by phone, or by mail. The shareholder meeting is scheduled for November 15, 2017, in Scottsdale, Arizona.

Shareholders will vote on the following management proposals presented by Vanguard in the proxy statement:

  Elect trustees: Trustees oversee the funds to make sure they effectively serve the interests of shareholders. Shareholders of each U.S.-based Vanguard fund will be asked to elect a board of trustees.
  Enable all funds to retain third-party investment advisors: Many Vanguard funds retain, or reserve the right to retain, one or more third-party investment advisors. Those funds that hire third-party advisors benefit from complementary strategies, diversity of thought, and managerial and operational flexibility. Funds that already have shareholder approval to retain these advisors can avoid incurring costs or delays involved in obtaining shareholder consent. Shareholders will be asked to expand this ability so that all U.S.-based Vanguard funds can enter into or amend investment advisory agreements with third-party advisors without obtaining additional shareholder approval in the future.
  Enable all funds to retain Vanguard-affiliated investment advisors: To give Vanguard funds managerial and operational flexibility and facilitate greater efficiency, shareholders will be asked to approve a proposal that will enable U.S.-based Vanguard funds to enter into or amend investment advisory agreements with subsidiaries of Vanguard without obtaining additional shareholder approval in the future.
  Broaden the investment objective for Vanguard's two real estate investment trust (REIT) offerings: To better align Vanguard REIT Index Fund and Vanguard Variable Insurance Fund—REIT Index Portfolio with the newly constituted Global Industry Classification Standard (GICS) real estate sector, create greater investment capacity for the two funds, and provide broader exposure to the real estate market, the two funds are seeking shareholder approval to broaden their investment objective to allow for the inclusion of real estate-related investments beyond real estate investment trusts. If the proposal is approved, the funds will seek to track the MSCI US Investable Market Real Estate 25/50 Index instead of the MSCI US REIT Index. Broadening the investment objective and then changing the benchmark index will provide more complete real estate exposure for investors, including those who use Vanguard's equity sector investment fund lineup for portfolio construction. Also, if the proposal is approved, the two funds' names will be changed to Vanguard Real Estate Index Fund and Vanguard Variable Insurance Fund—Real Estate Index Portfolio.
  Change the diversification status, as defined by the U.S. Investment Company Act of 1940, of Vanguard REIT Index Fund: To allow Vanguard REIT Index Fund to track more closely its benchmark index, the fund is seeking shareholder approval to change its status from "diversified" to "nondiversified" as defined by the Investment Company Act of 1940. Many of Vanguard's other equity sector index funds are already classified as nondiversified because the market segments in which they invest are relatively narrow in scope.
  Approve new advisory agreements for two funds: Shareholders of Vanguard Institutional Index Fund and Vanguard Institutional Total Stock Market Index Fund will be asked to adopt the Vanguard Funds' Service Agreement, which will harmonize their investment advisory, administrative, and distribution arrangements with those of other U.S.-based Vanguard funds. Adopting the Funds' Service Agreement will lead to lower expenses for certain share classes and broader availability of lower-cost share classes.

Additionally, shareholders submitted two proposals. The first calls for the Vanguard funds to separately disclose their votes on climate change proposals. The second seeks to prescribe specific investment limitations on the funds.

Vanguard files for new REIT II Index Fund

In a separate filing, Vanguard submitted a registration statement to the SEC today to launch a new fund—Vanguard REIT II Index Fund. The new fund's investment objective, strategies, and index will be identical to the existing Vanguard REIT Index Fund, which was launched in 1996 and has grown to be the largest REIT fund in the industry.* The REIT II Index Fund will also invest in the same portfolio of securities as the REIT Index Fund.

The REIT Index Fund will be the principal investor in the REIT II Index Fund. This structure will provide increased investment capacity for the REIT Index Fund, which has attracted considerable shareholder investment in recent years. Shareholders of the REIT Index Fund will be able to continue to interact with the fund as they do today.

The new REIT II Index Fund will be offered to select institutional clients, separately managed accounts, and other Vanguard funds through Institutional Plus Shares with a minimum investment of USD 100 million. More details about the new fund will be available when it begins operations, which is expected to happen late in the third quarter of this year.

*Source: Morningstar, Inc.

Important information:

The information contained herein does not constitute an offer or solicitation and may not be treated as an offer or solicitation in any jurisdiction where such an offer or solicitation is against the law, or to anyone to whom it is unlawful to make such an offer or solicitation, or if the person making the offer or solicitation is not qualified to do so. Broker-dealers, advisors and other intermediaries must determine whether their clients are eligible for investment in the products discussed herein.

All investing is subject to risk, including the possible loss of the money you invest. Diversification does not ensure a profit or protect against a loss. Past performance is no guarantee of future returns.

The Global Industry Classification Standard ("GICS") was developed by and is the exclusive property and a service mark of MSCI Inc. ("MSCI") and Standard and Poor's, a division of McGraw-Hill Companies, Inc. ("S&P") and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The preliminary proxy statement the Vanguard funds filed with the SEC contains a more detailed description of the limited relationship MSCI has with The Vanguard Group, Inc. and any related funds.

There is no guarantee that any particular asset allocation or mix of funds will meet your investment objectives or provide you with a given level of income.

Freshness Article for non-U.S. Shareholders in Mexico

Vanguard plans shareholder meeting

Vanguard filed a preliminary proxy statement today with the United States Securities and Exchange Commission (SEC), the first step in a process that will solicit votes later this year from all shareholders of Vanguard's U.S.-based funds, including investors outside the U.S.

Like other U.S. investment companies, Vanguard periodically holds shareholder meetings when shareholder approval is needed for certain matters affecting the funds. At an upcoming shareholder meeting, or by proxy beforehand, shareholders will vote on the election of trustees for all U.S.-based Vanguard funds.

"We encourage Vanguard fund shareholders to vote on these important proposals, which will put in place the people and policies to enable us to continue to lower the cost of investing and enhance the management of our funds with the ultimate goal of improving client outcomes," said Vanguard CEO Bill McNabb.

Shareholders will also be asked to vote on several fund policy proposals that, if approved, will give the funds more operational flexibility and, in Vanguard’s view,be in the best interests of their shareholders.

Following the SEC's review, the fund proxy materials will be provided to Vanguard fund shareholders, including those in Mexico and other countries, beginning in late August 2017. That's when shareholders can begin to vote online, by phone, or by mail. The shareholder meeting is scheduled for November 15, 2017, in Scottsdale, Arizona.

Shareholders will vote on the following management proposals presented by Vanguard in the proxy statement:

  Elect trustees: Trustees oversee the funds to make sure they effectively serve the interests of shareholders. Shareholders of each U.S.-based Vanguard fund will be asked to elect a board of trustees.
  Enable all funds to retain third-party investment advisors: Many Vanguard funds retain, or reserve the right to retain, one or more third-party investment advisors. Those funds that hire third-party advisors benefit from complementary strategies, diversity of thought, and managerial and operational flexibility. Funds that already have shareholder approval to retain these advisors can avoid incurring costs or delays involved in obtaining shareholder consent. Shareholders will be asked to expand this ability so that all U.S.-based Vanguard funds can enter into or amend investment advisory agreements with third-party advisors without obtaining additional shareholder approval in the future.
  Enable all funds to retain Vanguard-affiliated investment advisors: To give Vanguard funds managerial and operational flexibility and facilitate greater efficiency, shareholders will be asked to approve a proposal that will enable U.S.-based Vanguard funds to enter into or amend investment advisory agreements with subsidiaries of Vanguard without obtaining additional shareholder approval in the future.
  Broaden the investment objective for Vanguard's two real estate investment trust (REIT) offerings: To better align Vanguard REIT Index Fund and Vanguard Variable Insurance Fund—REIT Index Portfolio with the newly constituted Global Industry Classification Standard (GICS) real estate sector, create greater investment capacity for the two funds, and provide broader exposure to the real estate market, the two funds are seeking shareholder approval to broaden their investment objective to allow for the inclusion of real estate-related investments beyond real estate investment trusts. If the proposal is approved, the funds will seek to track the MSCI US Investable Market Real Estate 25/50 Index instead of the MSCI US REIT Index. Broadening the investment objective and then changing the benchmark index will provide more complete real estate exposure for investors, including those who use Vanguard's equity sector investment fund lineup for portfolio construction. Also, if the proposal is approved, the two funds' names will be changed to Vanguard Real Estate Index Fund and Vanguard Variable Insurance Fund—Real Estate Index Portfolio.
  Change the diversification status, as defined by the U.S. Investment Company Act of 1940, of Vanguard REIT Index Fund. To allow Vanguard REIT Index Fund to track more closely its benchmark index, the fund is seeking shareholder approval to change its status from "diversified" to "nondiversified" as defined by the Investment Company Act of 1940. Many of Vanguard's other equity sector index funds are already classified as nondiversified because the market segments in which they invest are relatively narrow in scope.
  Approve new advisory agreements for two funds. Shareholders of Vanguard Institutional Index Fund and Vanguard Institutional Total Stock Market Index Fund will be asked to adopt the Vanguard Funds' Service Agreement, which will harmonize their investment advisory, administrative, and distribution arrangements with those of other U.S.-based Vanguard funds. Adopting the Funds' Service Agreement will lead to lower expenses for certain share classes and broader availability of lower-cost share classes.

Additionally, shareholders submitted two proposals. The first calls for the Vanguard funds to separately disclose their votes on climate change proposals. The second seeks to prescribe specific investment limitations on the funds.

Important information:

The placement of the securities does not constitute a public offering of securities under Mexican law and therefore it is not subject to obtaining the prior authorization of the Mexican Banking and Securities Commission or the registration of the securities with the Mexican National Registry of Securities, and therefore the securities may not be publicly offered or sold, or otherwise subject to brokerage activities in Mexico.

The securities have not been and will not be registered with the Registro Nacional de Valores (National Securities Registry) maintained by the Mexican Comisión Nacional Bancaria y de Valores (National Banking and Securities Commission), and may not be offered or sold, or otherwise be the subject of brokerage activities in Mexico. The investor shall be responsible for calculating and paying its own taxes and receiving any necessary tax advice. Neither the Funds nor Vanguard shall be deemed to have provided tax advice to the potential investor.

The Global Industry Classification Standard ("GICS") was developed by and is the exclusive property and a service mark of MSCI Inc. ("MSCI") and Standard and Poor's, a division of McGraw-Hill Companies, Inc. ("S&P") and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The preliminary proxy statement the Vanguard funds filed with the SEC contains a more detailed description of the limited relationship MSCI has with The Vanguard Group, Inc. and any related funds.

The information contained herein does not constitute an offer or solicitation and may not be treated as an offer or solicitation in any jurisdiction where such an offer or solicitation is against the law, or to anyone to whom it is unlawful to make such an offer or solicitation, or if the person making the offer or solicitation is not qualified to do so. Broker-dealers, advisors and other intermediaries must determine whether their clients are eligible for investment in the products discussed herein.

All investing is subject to risk, including the possible loss of the money you invest. Diversification does not ensure a profit or protect against a loss. Past performance is no guarantee of future returns.

There is no guarantee that any particular asset allocation or mix of funds will meet your investment objectives or provide you with a given level of income.

Written Client Outreach to U.S. Shareholders

Subject: Vanguard announces leadership changes and shareholder meeting to appoint fund trustees

#FirstName#,

Vanguard today announced two important pieces of news related to the firm’s leadership team and funds.

First, effective today, the Board of Directors of The Vanguard Group unanimously elected Vanguard’s Chief Investment Officer Tim Buckley as president and director of Vanguard and announced plans for him to succeed Bill McNabb as chief executive officer on January 1, 2018.

Under the planned succession, Mr. Buckley, 48, will become the firm’s fourth CEO since its founding in 1975. Mr. McNabb, 60, who has served as Vanguard’s CEO since 2008, will remain as chairman of the board. Greg Davis, 46, global head of Vanguard’s Fixed Income Group, assumes the position of chief investment officer.

Mr. Buckley has been a member of Vanguard’s senior leadership team since 2001 and has served as Vanguard’s chief investment officer since 2013. He joined Vanguard in 1991 as assistant to then Chairman John C. Bogle.

In an announcement Thursday afternoon, Bill McNabb stated that Mr. Buckley “brings a strong passion for serving Vanguard clients and crew, a global mindset, and significant leadership experience in all facets of our operations.”  He also said that Mr. Davis’s “experience as a portfolio manager and as a leader of investment management teams, long-term orientation, and exceptional judgment, make him an excellent steward of our clients’ assets.”

In his new role, Mr. Davis has oversight responsibility for more than $3.8 trillion managed by Vanguard’s Fixed Income, Equity Index, and Quantitative Equity Groups. In his 18-year tenure at Vanguard, Mr. Davis has also served as the company’s Asia-Pacific chief investment officer and as head of bond indexing.

Replacing Mr. Davis as global head of fixed income is John Hollyer, CFA. Mr. Hollyer joined Vanguard in 1989 and has served in a variety of bond and money market portfolio management roles and as head of investment risk management. Mr. Hollyer holds a B.S. in economics from The Wharton School of the University of Pennsylvania.

For more information on these leadership changes, please click on the following link: [Insert link to freshness piece on website]

Vanguard to hold shareholder vote

In addition, Vanguard today filed a preliminary proxy statement today with the U.S. Securities and Exchange Commission (SEC), the first step in a process that will solicit votes later this year from all shareholders of Vanguard’s U.S.-based funds. Shareholders are being asked to vote on several fund policy proposals and elect fund trustees, including Mr. Buckley and two new trustee candidates: Deanna Mulligan, President and Chief Executive Officer of The Guardian Life Insurance Company of America, and Sarah Bloom Raskin, former U.S. Deputy Secretary of the Treasury.

Following the SEC’s review, the proxy materials will be distributed to shareholders beginning late August. The shareholder meeting is scheduled for November 15, 2017, in Scottsdale, Arizona. As a valued client, your votes are extremely important. Rest assured, we’ll provide you with all of the information you need once the SEC’s review has concluded.

For more information about the shareholder vote, please follow this link <insert>.

We recognize that these are significant announcements and you may have additional questions, so please don't hesitate to contact us.

#VGI_Name#

#VGI_Title#

Phone: #VGI_Phone#, Ext. #VGI_EXT#

Email: mailto:#VGI_Email#?subject=Vanguard_announces_leadership_changes_and_shareholder_meeting

_____________________________________________________________

**For more information about Vanguard funds, visit institutional.vanguard.com or call 800-523-1036 to obtain a prospectus or, if available, a summary prospectus. Investment objectives, risks, charges, expenses, and other important information about a fund are contained in the prospectus; read and consider it carefully before investing.**

For institutional use only. Not for distribution to retail investors.

© 2017 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. | Privacy statement: http://www.vanguard.com/instlprivacystmt

455 Devon Park Drive | Wayne, PA 19087-1815 | institutional.vanguard.com

Written Client Outreach to non-U.S. Shareholders

Japan

Subject: Vanguard plans shareholder meeting

#FirstName#,

I wanted to let you know that Vanguard filed a preliminary proxy statement with the U.S. Securities and Exchange Commission (SEC) on July 13, 2017, in preparation for a shareholder meeting to be held later this year. Shareholders will be asked to elect a board of trustees for each U.S.-based Vanguard(R) fund and to approve several Vanguard proposals aimed primarily at increasing operational flexibility for the funds.

**Highlights of Vanguard proxy proposals**

After the SEC's review, proxy materials are expected to be distributed to shareholders starting in late August and voting will begin online, by phone, and by mail. The shareholder meeting is scheduled for November 15, 2017, in Scottsdale, Arizona.

Shareholders will be asked to vote on the following management proposals:

* Elect a board of trustees for each fund.

* Enable all U.S.-based Vanguard funds to enter into investment advisory agreements with one or more third-party investment advisors without obtaining additional shareholder approval. Several U.S.-based funds already operate under this policy.

* Enable all U.S.-based Vanguard funds to enter into investment advisory agreements with Vanguard subsidiaries without obtaining additional shareholder approval.

* Broaden the investment objective for Vanguard REIT Index Fund and Vanguard Variable Insurance Fund REIT Index Portfolio to allow for investments in real estate-related investments beyond real estate investment trusts (REITs).

* Reclassify Vanguard REIT Index Fund to "nondiversified" from "diversified," as defined by the U.S. Investment Company Act of 1940.

* Approve new advisory agreements for Vanguard Institutional Index Fund and Vanguard Institutional Total Stock Market Index Fund to harmonize their investment advisory, administrative, and distribution arrangements with those of other U.S.-based Vanguard funds.

Additionally, shareholders submitted two proposals. The first calls for the Vanguard funds to separately disclose their votes on climate change proposals. The second seeks to prescribe specific investment limitations on the funds.

If you have any questions or would like more information, please don't hesitate to contact me.

#VGI_Name#

#VGI_Title#

Phone: #VGI_Phone#, Ext. #VGI_EXT#

Hong Kong

Subject: Vanguard plans shareholder meeting

#FirstName#,

I wanted to let you know that Vanguard filed a preliminary proxy statement with the US Securities and Exchange Commission (SEC) on 13 July 2017, in preparation for a shareholder meeting to be held later this year. Shareholders will be asked to elect a board of trustees for each US-based Vanguard(R) fund and to approve several Vanguard proposals aimed primarily at increasing operational flexibility for the funds.

**Highlights of Vanguard proxy proposals**

After the SEC's review, proxy materials are expected to be distributed to shareholders stating in late August and voting will begin online, by phone and by mail. The shareholder meeting is scheduled for 15 November 2017, in Scottsdale, Arizona.

Shareholders will be asked to vote on the following management proposals:

* Elect a board of trustees for each fund.

* Enable all US-based Vanguard funds to enter into investment advisory agreements with one or more third-party investment advisors without obtaining additional shareholder approval. Several US-based funds already operate under this policy.

* Enable all US-based Vanguard funds to enter into investment advisory agreements with Vanguard subsidiaries without obtaining additional shareholder approval.

* Broaden the investment objective for Vanguard REIT Index Fund and Vanguard Variable Insurance Fund REIT Index Portfolio to allow for investments in real estate-related investments beyond real estate investment trusts (REITs).

* Reclassify Vanguard REIT Index Fund to "nondiversified" from "diversified," as defined by the US Investment Company Act of 1940.

* Approve new advisory agreements for Vanguard Institutional Index Fund and Vanguard Institutional Total Stock Market Index Fund to harmonise their investment advisory, administrative and distribution arrangements with those of other US-based Vanguard funds.

Additionally, shareholders submitted two proposals. The first calls for the Vanguard funds to separately disclose their votes on climate change proposals. The second seeks to prescribe specific investment limitations on the funds.

If you have any questions or would like more information, please don't hesitate to contact me.

#VGI_Name#

#VGI_Title#

Phone: #VGI_Phone#, Ext. #VGI_EXT#

_____________________________________________________________

The contents of this document and any attachments/links contained in this document are for general information only and are not advice. The information does not take into account your specific investment objectives, financial situation and individual needs and is not designed as a substitute for professional advice. You should seek independent professional advice regarding the suitability of an investment product, taking into account your specific investment objectives, financial situation and individual needs before making an investment.

The contents of this document and any attachments/links contained in this document have been prepared in good faith. The Vanguard Group, Inc., and all of its subsidiaries and affiliates (collectively, the "Vanguard Entities") accept no liability for any errors or omissions. Please note that the information may also have become outdated since its publication.

This document contains links to materials which may have been prepared in the United States and which may have been commissioned by the Vanguard Entities. They are for your information and reference only and they may not represent our views. The materials may include incidental references to products issued by the Vanguard Entities. The information contained in this document does not constitute an offer or solicitation and may not be treated as an offer or solicitation in any jurisdiction where such an offer or solicitation is against the law, or to anyone to whom it is unlawful to make such an offer or solicitation, or if the person making the offer or solicitation is not qualified to do so. The Vanguard Entities may be unable to facilitate investment for you in any products which may be offered by The Vanguard Group, Inc.

This document is being made available in Hong Kong by Vanguard Investments Hong Kong Limited (CE No. : AYT820) ("Vanguard Hong Kong"). Vanguard Hong Kong is licensed with the Securities and Futures Commission to carry on Type 1 – Dealing in Securities, Type 4 – Advising on Securities, Type 6 – Advising on Corporate Finance and Type 9 – Asset Management regulated activities, as defined under the Securities and Futures Ordinance of Hong Kong (Cap. 571). The contents of this document have not been reviewed by the Securities and Futures Commission in Hong Kong.

In China, the information contained in this document does not constitute a public offer of any investment products in the People's Republic of China (the "PRC"). No Vanguard fund is being offered or sold directly or indirectly in the PRC to or for the benefit of, legal or natural persons of the PRC. Further, no legal or natural persons of the PRC may directly or indirectly purchase any of Vanguard funds or any beneficial interest therein without obtaining all prior governmental approvals that are required by the PRC (which includes conducting due approval or registration or filing formalities under the PRC laws), whether statutorily or otherwise. Persons who come into possession of this document are required by the issuer to observe these restrictions.

In Taiwan, Vanguard funds are not registered and may not be sold, issued or offered. No person or entity in Taiwan has been authorised to offer, sell, give advice regarding or otherwise intermediate the offering and sale of any Vanguard funds in Taiwan.

(c) 2017 Vanguard Investments Hong Kong Limited. All rights reserved.

Canada

Subject: Vanguard plans shareholder meeting

#FirstName#,

I wanted to let you know that The Vanguard Group, Inc., ("Vanguard") filed a preliminary proxy statement with the U.S. Securities and Exchange Commission (SEC) on July 13, 2017, in preparation for a shareholder meeting to be held later this year. Shareholders will be asked to elect a board of trustees for each U.S.-based Vanguard(R) fund and to approve several Vanguard proposals aimed primarily at increasing operational flexibility for the funds.

**Highlights of Vanguard proxy proposals**

After the SEC's review, proxy materials are expected to be distributed to shareholders starting in late August and voting will begin online, by phone and by mail. The shareholder meeting is scheduled for November 15, 2017, in Scottsdale, Arizona.

Shareholders will be asked to vote on the following management proposals:

* Elect a board of trustees for each fund.

* Enable all U.S.-based Vanguard funds to enter into investment advisory agreements with one or more third-party investment advisors without obtaining additional shareholder approval. Several U.S.-based funds already operate under this policy.

* Enable all U.S.-based Vanguard funds to enter into investment advisory agreements with Vanguard subsidiaries without obtaining additional shareholder approval.

* Broaden the investment objective for Vanguard REIT Index Fund and Vanguard Variable Insurance Fund REIT Index Portfolio to allow for investments in real estate-related investments beyond real estate investment trusts (REITs).

* Reclassify Vanguard REIT Index Fund to "nondiversified" from "diversified," as defined by the U.S. Investment Company Act of 1940.

* Approve new advisory agreements for Vanguard Institutional Index Fund and Vanguard Institutional Total Stock Market Index Fund to harmonize their investment advisory, administrative and distribution arrangements with those of other U.S.-based Vanguard funds.

Additionally, shareholders submitted two proposals. The first calls for the Vanguard funds to separately disclose their votes on climate change proposals. The second seeks to prescribe specific investment limitations on the funds.

If you have any questions or would like more information, please don't hesitate to contact me.

#VGI_Name#

#VGI_Title#

Phone: #VGI_Phone#, Ext. #VGI_EXT#

_____________________________________________________________

(c) 2017 Vanguard Investments Canada Inc.

Americas ex-Canada

Subject: Vanguard plans shareholder meeting

#FirstName#,

I wanted to let you know that Vanguard filed a preliminary proxy statement with the U.S. Securities and Exchange Commission (SEC) on July 13, 2017, in preparation for a shareholder meeting to be held later this year. Shareholders will be asked to elect a board of trustees for each U.S.-based Vanguard(R) fund and to approve several Vanguard proposals aimed primarily at increasing operational flexibility for the funds.

**Highlights of Vanguard proxy proposals**

After the SEC's review, proxy materials are expected to be distributed to shareholders starting in late August and voting will begin online, by phone, and by mail. The shareholder meeting is scheduled for November 15, 2017, in Scottsdale, Arizona.

Shareholders will be asked to vote on the following management proposals:

* Elect a board of trustees for each fund.

* Enable all U.S.-based Vanguard funds to enter into investment advisory agreements with one or more third-party investment advisors without obtaining additional shareholder approval. Several U.S.-based funds already operate under this policy.

* Enable all U.S.-based Vanguard funds to enter into investment advisory agreements with Vanguard subsidiaries without obtaining additional shareholder approval.

* Broaden the investment objective for Vanguard REIT Index Fund and Vanguard Variable Insurance Fund REIT Index Portfolio to allow for investments in real estate-related investments beyond real estate investment trusts (REITs).

* Reclassify Vanguard REIT Index Fund to "nondiversified" from "diversified," as defined by the U.S. Investment Company Act of 1940.

* Approve new advisory agreements for Vanguard Institutional Index Fund and Vanguard Institutional Total Stock Market Index Fund to harmonize their investment advisory, administrative, and distribution arrangements with those of other U.S.-based Vanguard funds.

Additionally, shareholders submitted two proposals. The first calls for the Vanguard funds to separately disclose their votes on climate change proposals. The second seeks to prescribe specific investment limitations on the funds.

If you have any questions or would like more information, please don't hesitate to contact me.

#VGI_Name#

#VGI_Title#

Phone: #VGI_Phone#, Ext. #VGI_EXT#

_____________________________________________________________

**The information contained herein does not constitute an offer or solicitation and may not be treated as such an offer solicitation in any jurisdiction where such an offer or solicitation is against the law, or to anyone to whom it is unlawful to make such an offer or solicitation or if the person making the offer or solicitation is not qualified to do so. Broker-dealers, advisors and other intermediaries must determine whether their clients are eligible for investment in the products discussed herein.**

All investing is subject to risk, including the possible loss of the money you invest. Funds that concentrate on a relatively narrow market sector face the risk of higher share-price volatility.

The Products have not been and will not be registered with the Securities Commission of The Bahamas. The Products are offered to persons who are non-resident or otherwise deemed non-resident for Bahamian Exchange Control purposes. The Products are not intended for persons (natural persons or legal entities) for which an offer or purchase would contravene the laws of their state (on account of nationality or domicile/registered office of the person concerned or for other reasons). Further, the offer constitutes an exempt distribution for the purposes of the Securities Industry Act, 2011 and the Securities Industry Regulations, 2012 of the Commonwealth of The Bahamas.

The products may be offered or sold in Bermuda only in compliance with the provisions of the Investment Business Act 2003 of Bermuda. Additionally, non-Bermudian persons may not carry on or engage in any trade or business in Bermuda unless such persons are authorized to do so under applicable Bermuda legislation. Engaging in the activity of offering or marketing the products in Bermuda to persons in Bermuda may be deemed to be carrying on business in Bermuda.

PROVIDED AT THE REQUEST OF AND FOR THE EXCLUSIVE USE OF [NAME OF RECIPIENT]. VANGUARD IS NOT MAKING ANY REPRESENTATION WITH RESPECT TO THE ELIGIBILITY OF ANY RECIPIENT OF THESE MATERIALS TO ACQUIRE THE INTERESTS IN THE FUNDS DESCRIBED IN THE MATERIALS UNDER THE LAWS OF BRAZIL. SUCH FUNDS HAVE NOT BEEN REGISTERED IN BRAZIL AND NONE OF THE INTERESTS IN SUCH FUNDS MAY BE OFFERED, SOLD OR DELIVERED, DIRECTLY OR INDIRECTLY, IN BRAZIL OR TO ANY RESIDENT OF BRAZIL EXCEPT PURSUANT TO THE APPLICABLE LAWS AND REGULATIONS OF BRAZIL.

This document is not, and is not intended as, a public offer or advertisement of, or solicitation in respect of, securities, investments, or other investment business in the British Virgin Islands, and is not an offer to sell, or a solicitation or invitation to make offers to purchase or subscribe for, any securities, other investments, or services constituting investment business in the British Virgin Islands. Neither the securities mentioned in this document nor any prospectus or other document relating to them have been or are intended to be registered or filed with the Financial Services Commission of the British Virgin Islands or any department thereof.

 This document is not intended to be distributed to individuals that are members of the public in the BVI or otherwise to individuals in the BVI. The funds are only available to, and any invitation or offer to subscribe, purchase, or otherwise acquire such funds will be made only to, persons outside the BVI, with the exception of persons resident in the BVI solely by virtue of being a company incorporated in the BVI or persons who are not considered to be "members of the public" under the Securities and Investment Business Act, 2010 ("SIBA"). Any person who receives this document in the BVI (other than a person who is not considered a member of the public in the BVI for purposes of SIBA, or a person resident in the BVI solely by virtue of being a company incorporated in the BVI and this document is received at its registered office in the BVI) should not act or rely on this Document or any of its contents.

Vanguard is not intending, and is not licensed or registered, to conduct business in, from or within the Cayman Islands and the interests in the product shall not be offered to members of the public in the Cayman Islands.

a) THIS OFFER CONFORMS TO GENERAL RULING No. 336 OF THE CHILEAN SUPERINTENDENCE OF SECURITIES AND INSURANCE;

b) THE OFFER DEALS WITH SECURITIES NOT REGISTERED IN THE REGISTRY OF SECURITIES OR IN THE REGISTRY OF FOREIGN SECURITIES OF THE CHILEAN SUPERINTENDENCE OF SECURITIES AND INSURANCE, AND THEREFORE SUCH SECURITIES ARE NOT SUBJECT TO ITS OVERSIGHT;

c) THE ISSUER IS NOT OBLIGATED TO PROVIDE PUBLIC INFORMATION IN CHILE REGARDING THE FOREIGN SECURITIES, SINCE SUCH SECURITIES ARE NOT REGISTERED WITH THE CHILEAN SUPERINTENDENCE OF SECURITIES AND INSURANCE; AND

d) THE FOREIGN SECURITIES SHALL NOT BE SUBJECT TO PUBLIC OFFERING AS LONG AS THEY ARE NOT REGISTERED WITH THE CORRESPONDING REGISTRY OF SECURITIES IN CHILE.

a) ESTA OFERTA SE ACOGE A LA NORMA DE CARÁCTER GENERAL Numero 336 DE LA SUPERINTENDENCIA DE VALORES Y SEGUROS CHILENA;

b) LA OFERTA VERSA SOBRE VALORES NO INSCRITOS EN EL REGISTRO DE VALORES O EN ELREGISTRO DE VALORES EXTRANJEROS QUE LLEVA LA SUPERINTENDENCIA DE VALORES Y SEGUROS CHILENA, POR LO QUE TALES VALORES NO ESTÁN SUJETOS A LA FISCALIZACIÓN DE ÉSTA;

c) POR TRATAR DE VALORES NO INSCRITOS NO EXISTE LA OBLIGACIÓN POR PARTE DEL EMISOR DE ENTREGAR EN CHILE INFORMACIÓN PÚBLICA RESPECTO DE ESOS VALORES; Y

d) ESOS VALORES NO PODRÁN SER OBJETO DE OFERTA PÚBLICA MIENTRAS NO SEAN INSCRITOS EN EL REGISTRO DE VALORES CORRESPONDIENTE.

This document does not constitute, and is not intended to constitute, a public offer in the Republic of Colombia or an unlawful promotion of financial/capital market products. The offer of the Fund is addressed to fewer than one hundred specifically identified investors. The Fund may not be promoted or marketed in Colombia or to Colombian residents, unless such promotion and marketing is made in compliance with Decree 2555 of 2010 and other applicable rules and regulations related to the promotion of foreign financial/capital market products in Colombia.

The distribution of this material and the offering of shares may be restricted in certain jurisdictions. The information contained in this material is for general guidance only, and it is the responsibility of any person or persons in possession of this material and wishing to make application for shares to inform themselves of, and to observe, all applicable laws and regulations of any relevant jurisdiction. Prospective applicants for shares should inform themselves of any applicable legal requirements, exchange control regulations and applicable taxes in the countries of their respective citizenship, residence or domicile.

The placement of the securities does not constitute a public offering of securities under Mexican law and therefore it is not subject to obtaining the prior authorization of the Mexican Banking and Securities Commission of the registration of the securities with the Mexican National Registry of Securities, and therefore the securities may not be publicly offered or sold, or otherwise subject to brokerage activities in Mexico.

The securities have not been and will not be registered with the Registro Nacional de Valores (National Securities Registry) maintained by the Mexican Comision Nacional Bancaria y de Valores (National Banking and Securities Commission), and may not be offered or sold, or otherwise be the subject of brokerage activities in Mexico. The investor shall be responsible for calculating and paying its own taxes and receiving any necessary tax advice. Neither the Funds nor Vanguard shall be deemed to have provided tax advice to the potential investor.

The shares have not been registered under the Peruvian Securities Market Law (Decreto Supremo No 093-2002-EF) or before the Superintendencia del Mercado de Valores (SMV). There will be no public offering of the shares in Peru and the shares may only be offered or sold to institutional investors (as defined in Appendix I of the Institutional Investors Market Regulation) in Peru by means of a private placement. The shares offered and sold in Peru may not be sold or transferred to any person other than an institutional investor unless such shares have been registered with the Registro Publico del Mercado de Valores kept by the SMV.

The SMV has not reviewed the information provided to the investor. This material is for the exclusive use of institutional investors in Peru and is not for public distribution.

For institutional or financial advisor use only. Not for public distribution.

(c) 2017 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor of the Vanguard Funds.

Europe

Subject: Vanguard plans shareholder meeting

#FirstName#,

I wanted to let you know that Vanguard filed a preliminary proxy statement with the US Securities and Exchange Commission (SEC) on 13 July 2017 in preparation for a shareholder meeting to be held later this year. Shareholders will be asked to elect a board of trustees for each US-based Vanguard(R) fund and to approve several Vanguard proposals aimed primarily at increasing operational flexibility for the funds.

**Highlights of Vanguard proxy proposals**

After the SEC's review, proxy materials are expected to be distributed to shareholders starting in late August and voting will begin online, by phone and by mail. The shareholder meeting is scheduled for 15 November 2017 in Scottsdale, Arizona.

Shareholders will be asked to vote on the following management proposals:

* Elect a board of trustees for each fund.

* Enable all US-based Vanguard funds to enter into investment advisory agreements with one or more third-party investment advisers without obtaining additional shareholder approval. Several US-based funds already operate under this policy.

* Enable all US-based Vanguard funds to enter into investment advisory agreements with Vanguard subsidiaries without obtaining additional shareholder approval.

* Broaden the investment objective for Vanguard REIT Index Fund and Vanguard Variable Insurance Fund REIT Index Portfolio to allow for investments in real estate-related investments beyond real estate investment trusts (REITs).

* Reclassify Vanguard REIT Index Fund to "nondiversified" from "diversified", as defined by the US Investment Company Act of 1940.

* Approve new advisory agreements for Vanguard Institutional Index Fund and Vanguard Institutional Total Stock Market Index Fund to harmonise their investment advisory, administrative and distribution arrangements with those of other US-based Vanguard funds.

Additionally, shareholders submitted two proposals. The first calls for the Vanguard funds to separately disclose their votes on climate change proposals. The second seeks to prescribe specific investment limitations on the funds.

If you have any questions or would like more information, please don't hesitate to contact me.

#VGI_Name#

#VGI_Title#

Phone: #VGI_Phone#, Ext. #VGI_EXT#

_____________________________________________________________

**This document is directed at professional investors only as defined under the MiFID Directive. Not for Public Distribution.**

The material contained in this document is not to be regarded as an offer to buy or sell or the solicitation of any offer to buy or sell securities in any jurisdiction where such an offer or solicitation is against the law, or to anyone to whom it is unlawful to make such an offer or solicitation, or if the person making the offer or solicitation is not qualified to do so. The information in this document does not constitute legal, tax, or investment advice. You must not, therefore, rely on the content of this document when making any investment decisions.

The value of investments, and the income from them, may fall or rise and investors may get back less than they invested.

Issued by Vanguard Asset Management, Limited, which is authorised and regulated in the UK by the Financial Conduct Authority.

(c) 2017 Vanguard Asset Management, Limited. All rights reserved.

Singapore

Subject: Vanguard plans shareholder meeting

#FirstName#,

I wanted to let you know that Vanguard filed a preliminary proxy statement with the US Securities and Exchange Commission (SEC) on 13 July 2017 in preparation for a shareholder meeting to be held later this year. Shareholders will be asked to elect a board of trustees for each US-based Vanguard(R) fund and to approve several Vanguard proposals aimed primarily at increasing operational flexibility for the funds.

**Highlights of Vanguard proxy proposals**

After the SEC's review, proxy materials are expected to be distributed to shareholders starting in late August and voting will begin online, by phone and by mail. The shareholder meeting is scheduled for 15 November 2017 in Scottsdale, Arizona.

Shareholders will be asked to vote on the following management proposals:

* Elect a board of trustees for each fund.

* Enable all US-based Vanguard funds to enter into investment advisory agreements with one or more third-party investment advisers without obtaining additional shareholder approval. Several US-based funds already operate under this policy.

* Enable all US-based Vanguard funds to enter into investment advisory agreements with Vanguard subsidiaries without obtaining additional shareholder approval.

* Broaden the investment objective for Vanguard REIT Index Fund and Vanguard Variable Insurance Fund REIT Index Portfolio to allow for investments in real estate-related investments beyond real estate investment trusts (REITs).

* Reclassify Vanguard REIT Index Fund to "nondiversified" from "diversified", as defined by the US Investment Company Act of 1940.

* Approve new advisory agreements for Vanguard Institutional Index Fund and Vanguard Institutional Total Stock Market Index Fund to harmonise their investment advisory, administrative and distribution arrangements with those of other US-based Vanguard funds.

Additionally, shareholders submitted two proposals. The first calls for the Vanguard funds to separately disclose their votes on climate change proposals. The second seeks to prescribe specific investment limitations on the funds.

If you have any questions or would like more information, please don't hesitate to contact me.

#VGI_Name#

#VGI_Title#

Phone: #VGI_Phone#, Ext. #VGI_EXT#

_____________________________________________________________

For Accredited Investors and Institutional Investors as defined in section 4A of the Securities and Futures Act (Cap.289). Not for public distribution.

The contents of this document and any attachments/links contained in this document are for general information only and are not advice. The information does not take into account your specific investment objectives, financial situation and individual needs and is not designed as a substitute for professional advice. You should seek independent professional advice regarding the suitability of an investment product, taking into account your specific investment objectives, financial situation and individual needs before making an investment.

The contents of this document and any attachments/links contained in this document have been prepared in good faith. The Vanguard Group, Inc., and all of its subsidiaries and affiliates (collectively, the "Vanguard Entities") accept no liability for any errors or omissions. Please note that the information may also have become outdated since its publication. The Vanguard Entities make no representation that such information is accurate, reliable or complete. In particular, any information sourced from third parties is not necessarily endorsed by the Vanguard Entities, and the Vanguard Entities have not checked the accuracy or completeness of such third party information.

This document contains links to materials which may have been prepared in the United States and which may have been commissioned by the Vanguard Entities. They are for your information and reference only and they may not represent our views. The materials may include incidental references to products issued by the Vanguard Entities. The information contained in this document does not constitute an offer or solicitation and may not be treated as an offer or solicitation in any jurisdiction where such an offer or solicitation is against the law, or to anyone to whom it is unlawful to make such an offer or solicitation, or if the person making the offer or solicitation is not qualified to do so. The Vanguard Entities may be unable to facilitate investment for you in any products which may be offered by The Vanguard Group, Inc.

No part of this document or any attachments/links contained in this document may be reproduced in any form, or referred to in any other publication, without express written consent from the Vanguard Entities. Any attachments and any information in the links contained in this document may not be detached from this document and/or be separately made available for distribution.

This document is issued for use in Singapore by Vanguard Investments Singapore Pte. Ltd. ("Vanguard Singapore"), registration number 200303953E operates under a capital markets services licence for fund management and as an exempt financial adviser under Singapore law. Vanguard Singapore serves only accredited investors and institutional investors, as defined in section 4A of the Securities and Futures Act (Cap.289).

(c) 2017 Vanguard Investments Singapore Pte. Ltd. All rights reserved.

Switzerland

Subject: Vanguard plans shareholder meeting

#FirstName#,

I wanted to let you know that Vanguard filed a preliminary proxy statement with the US Securities and Exchange Commission (SEC) on 13 July 2017 in preparation for a shareholder meeting to be held later this year. Shareholders will be asked to elect a board of trustees for each US-based Vanguard(R) fund and to approve several Vanguard proposals aimed primarily at increasing operational flexibility for the funds.

**Highlights of Vanguard proxy proposals**

After the SEC's review, proxy materials are expected to be distributed to shareholders starting in late August and voting will begin online, by phone and by mail. The shareholder meeting is scheduled for 15 November 2017 in Scottsdale, Arizona.

Shareholders will be asked to vote on the following management proposals:

* Elect a board of trustees for each fund.

* Enable all US-based Vanguard funds to enter into investment advisory agreements with one or more third-party investment advisers without obtaining additional shareholder approval. Several US-based funds already operate under this policy.

* Enable all US-based Vanguard funds to enter into investment advisory agreements with Vanguard subsidiaries without obtaining additional shareholder approval.

* Broaden the investment objective for Vanguard REIT Index Fund and Vanguard Variable Insurance Fund REIT Index Portfolio to allow for investments in real estate-related investments beyond real estate investment trusts (REITs).

* Reclassify Vanguard REIT Index Fund to "nondiversified" from "diversified", as defined by the US Investment Company Act of 1940.

* Approve new advisory agreements for Vanguard Institutional Index Fund and Vanguard Institutional Total Stock Market Index Fund to harmonise their investment advisory, administrative and distribution arrangements with those of other US-based Vanguard funds.

Additionally, shareholders submitted two proposals. The first calls for the Vanguard funds to separately disclose their votes on climate change proposals. The second seeks to prescribe specific investment limitations on the funds.

If you have any questions or would like more information, please don't hesitate to contact me.

#VGI_Name#

#VGI_Title#

Phone: #VGI_Phone#, Ext. #VGI_EXT#

_____________________________________________________________

This document is directed at professional investors and should not be distributed to, or relied upon by retail investors.

The material contained in this document is not to be regarded as an offer to buy or sell or the solicitation of any offer to buy or sell securities in any jurisdiction where such an offer or solicitation is against the law, or to anyone to whom it is unlawful to make such an offer or solicitation, or if the person making the offer or solicitation is not qualified to do so.

                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                           The information in this document is general in nature and does not constitute legal, tax, or investment advice. Potential investors are urged to consult their professional advisers on the implications of making an investment in, holding or disposing of shares of, and the receipt of distribution from any investment.

The value of investments, and the income from them, may fall or rise and investors may get back less than they invested.

Issued by Vanguard Investments Switzerland GmbH.

(c) 2017 Vanguard Investments Switzerland GmbH. All rights reserved.

Australia

Subject: Vanguard plans shareholder meeting

#FirstName#,

I wanted to let you know that Vanguard filed a preliminary proxy statement with the US Securities and Exchange Commission (SEC) on 13 July 2017, in preparation for a shareholder meeting to be held later this year. Shareholders will be asked to elect a board of trustees for each US-based Vanguard(R) fund and to approve several Vanguard proposals aimed primarily at increasing operational flexibility for the funds.

**Highlights of Vanguard proxy proposals**

After the SEC's review, proxy materials are expected to be distributed to shareholders starting in late August and voting will begin online, by phone and by mail. The shareholder meeting is scheduled for 15 November 2017, in Scottsdale, Arizona.

Shareholders will be asked to vote on the following management proposals:

* Elect a board of trustees for each fund.

* Enable all US-based Vanguard funds to enter into investment advisory agreements with one or more third-party investment advisors without obtaining additional shareholder approval. Several US-based funds already operate under this policy.

* Enable all US-based Vanguard funds to enter into investment advisory agreements with Vanguard subsidiaries without obtaining additional shareholder approval.

* Broaden the investment objective for Vanguard REIT Index Fund and Vanguard Variable Insurance Fund REIT Index Portfolio to allow for investments in real estate-related investments beyond real estate investment trusts (REITs).

* Reclassify Vanguard REIT Index Fund to "nondiversified" from "diversified," as defined by the US Investment Company Act of 1940.

* Approve new advisory agreements for Vanguard Institutional Index Fund and Vanguard Institutional Total Stock Market Index Fund to harmonise their investment advisory, administrative and distribution arrangements with those of other US-based Vanguard funds.

Additionally, shareholders submitted two proposals. The first calls for the Vanguard funds to separately disclose their votes on climate change proposals. The second seeks to prescribe specific investment limitations on the funds.

If you have any questions or would like more information, please don't hesitate to contact me.

#VGI_Name#

#VGI_Title#

Phone: #VGI_Phone#, Ext. #VGI_EXT#

_____________________________________________________________

Vanguard Investments Australia Ltd (ABN 72 072 881 086 / AFS Licence 227263) is the product issuer. We have not taken yours and your clients' circumstances into account when preparing our website content so it may not be applicable to the particular situation you are considering. You should consider yours and your clients' circumstances and our Product Disclosure Statement (PDS) or Prospectus before making any investment decision. You can access our PDS or Prospectus online or by calling us. This website was prepared in good faith and we accept no liability for any errors or omissions. Past performance is not an indication of future performance.

(c) 2017 Vanguard Investments Australia Ltd. All rights reserved.